UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2022

Next Meats Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56167	85-4008709
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F 1-16-13 Ebisu Minami Shibuya-ku, Tokyo Japan	150-0022
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

TABLE OF CONTENTS

Page
Item 3.02 OTHER EVENTS	2
Item 9.01 Exhibits	3
SIGNATURES	3

Note: “We”, “Us”, “The Issuer”, and or “The Company” refer to Next Meats Holdings, Inc., a Nevada Company.

All dollar amounts used throughout this Report are in US Dollars, unless otherwise stated.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

8.01 OTHER EVENTS.

In January of 2022, we engaged counsel to incorporate Next Meats USA, Inc. on our behalf. Next Meats USA, Inc. (“NXMH USA”) was incorporated on January 18, 2022 and is a California Corporation.

On February 7, 2022, the incorporator of Next Meats USA, Inc. was discharged of any further duties. Simultaneously, Koichi Ishizuka and Koki Terui were appointed as Directors, and Koki Terui was appointed President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer.

On February 7, 2022, NXMH USA issued 100 shares of its common stock to Next Meats Holdings, Inc., a Nevada Corporation, in exchange for $10,000. As a result of this action, Next Meats Holdings, Inc. became the sole shareholder of NXMH USA. NXMH USA is now a wholly owned subsidiary of Next Meats Holdings, Inc.

Next Meats Holdings, Inc., intends to utilize NXMH USA as a means to expand its business operations into the United States. Currently, the Company offers a wide variety of alternative meat products and it is the Company’s plan to make these products more readily available to those in the United States via NXMH USA.

Prior to the issuance of shares to Next Meats Holdings, Inc., NXMH USA did not have any significant assets, or material transactions, to disclose. The financial statements for Next Meats Holdings, Inc., for its quarter ended April 30, 2022, will be consolidated to include those of NXMH USA.

Biographical Information of the officers and directors of NXMH USA:

Koichi Ishizuka, Director

Mr. Koichi Ishizuka attended the University of Aoyama Gakuin where he received his MBA in 2004. Several years later in 2011 he graduated from the Advanced Management Program at Harvard School of Business. Following Mr. Ishizuka’s formal education, he took a position as the head of marketing with Thomson Reuters, a mass media and information firm. Thereafter, he served as the CEO of Xinhua Finance Japan in 2006, Fate Corporation in 2008, and LCA Holdings., Ltd in 2009. Currently, Mr. Ishizuka serves as the Chief Executive Officer of OFF Line Co., Ltd., Photozou Co., Ltd., Photozou Holdings, Inc., Photozou Koukoku Co., Ltd., Off Line International, Inc. and OFF Line Japan Co., Ltd. He has held the position of CEO with OFF Line Co., Ltd. since 2013, Photozou Co., Ltd since 2016, Photozou Holdings, Inc since 2017, Photozou Koukoku Co., Ltd. since 2017, Zentrum Holdings, Inc. (formerly known as Off Line International, Inc.) since 2019 and OFF Line Japan Co., Ltd. since 2018. On November 18, 2020 he was appointed as Chief Financial Officer and Director, and on December 28, 2021 he was appointed Chief Executive Officer, of Next Meats Holdings, Inc.; he holds both positions to this date. Koichi Ishizuka also has an equity interest in Next Meats Holdings, Inc. Koichi Ishizuka is also Chief Financial Officer of Next Meats Co., Ltd., a Japanese alternative meat company. Since its inception on April 14, 2021, Koichi Ishizuka has served as CEO of WB Burgers Japan Co., Ltd., a Japanese Company. On May 7, 2021, Mr. Koichi Ishiukza was appointed as the Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, and Director of Business Solutions Plus, Inc., which is now known as WB Burgers Asia, Inc. On July 23, 2021, Mr. Ishizuka was appointed as Chief Executive Officer, Chief Financial Officer, President, Treasurer and Director of Dr. Foods, Inc. (formerly known as Catapult Solutions, Inc.).

Koki Terui, President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer, and Director

Mr. Koki Terui served in numerous positions at Sonic Solutions (NASDAQ: SNIC) from 1996 to 2011 until the acquisition of Sonic by Rovi (NASDAQ: TiVo). Those positions included the Vice President of Pacific Rim Operations from 1996 to 2000. He was then promoted to Senior Vice President of Pacific Rim Operations in 2006 and also at the same time he became the President and Managing Director of Sonic Solutions Japan K.K.; he held both of these positions until 2010. In 2010, he was appointed to the position of Senior Vice President of Global Business Development, where he led Sonic Solutions’ worldwide business development. Upon his departure from Sonic, being a corporate attorney by trade, Mr. Terui founded the Office of Koki Terui, LLC, where he became the Managing Director, to serve American clients doing business in Japan as well as Japanese clients doing business in the US. Mr. Terui believes that environmental issues are the largest threat to civilization as we know it, and it was this belief which led to Mr. Terui joining Next Meats in September of 2021 as the CEO of Next Meats USA, Inc.

Table of Contents

ITEM 9.01 EXHIBITS

There are no exhibits included with this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Next Meats Holdings, Inc.

Dated: February 11, 2022

By: /s/ Koichi Ishizuka

Koichi Ishizuka,

Chief Executive Officer